NEWS RELEASE
26533 Evergreen Rd., Suite 500 • Southfield, Michigan 48076
(800) 229-4125

For Immediate Release
November 10, 2015

Covisint Corporation Announces Second Quarter Fiscal 2016 Earnings Results

•	Subscription revenue of $15.3 million

•	Total revenue of $18.4 million

•	Updates progress of strategic initiatives to reposition business for growth

•	Adds new capabilities to accelerate development and deployment of Internet of Things applications and solutions

DETROIT -- November 10, 2015 -- Covisint Corporation (Nasdaq: COVS), the leading Cloud Platform for building Identity and Internet of Things (IoT) applications, today announced financial results for the second quarter of its fiscal year 2016 ended September 30, 2015.

"Covisint continues to make significant progress towards the execution of the four key initiatives that we had outlined as core to our year of execution. We are focused on building out our direct sales organization, developing additional strategic partners, refining our brand and platform positioning, and enhancing our platform to meet market demands," said Covisint Chairman and CEO Sam Inman.  “In September, we further enhanced our platform with important functions that our customers and the market need in IOT. Our IOT Ecosystem is a complete solution, incorporating real-time messaging, data modeling, and a new concept of “lifecycle management” which greatly simplifies the challenge of configuring, managing, and monitoring secure IOT solutions."

Second Quarter 2016 Financial Results

•
Revenues: Subscription revenue decreased 9% year-over-year to $15.3 million. Services revenue decreased 37% year-over-year to $3.1 million. Total revenues decreased by 15% year-over-year to $18.4 million.

•	Gross Profit: GAAP gross profit was $9.9 million. GAAP gross margin was 54%. Non-GAAP gross profit was $10.9 million. Non-GAAP gross margin was 59%.

•	Earnings: GAAP diluted loss per share was ($0.10) compared to ($0.19) in the same quarter last year. Non-GAAP diluted loss per share was ($0.09) compared to ($0.13) in the same quarter last year.

Second Quarter Fiscal 2016 Business Highlights

In the second quarter, Covisint:

•
Announced the addition of IoT Messaging and IoT Lifecycle Management Services to the Covisint Cloud Platform - new capabilities unlock the business value from complex, connected product ecosystems that require sharing trusted information securely, and at scale with the ecosystem of related people, systems and things around the connected asset.

•
Launched innovative visibility network for tracking in-transit inventory with FreightVerify. Initiative enables real-time data for manufacturing operations to accelerate decision-making, proactively manage freight exceptions and increase efficiency in freight operations.

•
Chief Security Officer, Dave Miller, presented at IoT Evolution Conference & Expo 2015 on the proliferation of connected transportation and how new business models are taking connectivity to new levels in the automotive world - and the impact those models will have on the industry.

•
Spoke at TU-Automotive's Insurance Telematics USA Conference, discussing how the connected car is changing the face of mobility, weighing the differing needs of aging populations and millennial generation in terms of vehicle ownership, including emerging mobility models such as car sharing and ridesharing, and how these factor into usage-based insurance policies.

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Covisint monitors non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Each of these financial measures excludes the impact of certain items (the impact of stock award compensation expense, the amortization and impairment of intangible assets and amounts incurred for capitalized internal software costs) and, therefore, has not been calculated in accordance with GAAP.

Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the income or expenses, as well as the related tax effects, that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods against other companies in its industry.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

Conference Call and Webcast Information

Covisint management will hold a conference call at 5:00 p.m. (Eastern time) today to discuss these results. The U.S. toll free dial-in for the conference call is 1-877-407-4018, and the international dial-in number is 1-201-689-8471. No passcode is required. A live webcast of the conference call will also be available on the company's website at investors.covisint.com.

For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on November 10, 2015, through November 17, 2015. The U.S. toll-free replay dial-in number is 1-877-870-5176 and the international replay dial-in number is 1-858-384-5517. The replay passcode is 13622381.

About Covisint Corporation

Covisint is the leading Cloud Platform for building Identity and Internet of Things (IoT) applications, and enables the identification, authorization and connection of complex networks of people, processes, systems and things.

Covisint's open, developer-friendly, enterprise-class Cloud Platform facilitates the rapid development and deployment of the Internet of Things (IoT), Identity Management (IdM) and Connected Supply Chain solutions - enabling customers to securely identify, authenticate and connect users, devices, applications and information. Covisint has been successfully operating globally at enterprise scale for more than 12 years. Today, the Covisint Platform enables more than 3,000 organizations to connect with more than 212,000 business partners and customers, and supports more than $4 billion in ecommerce transactions annually. Learn more at http://www.covisint.com/.

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Forward-looking Statements

This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint's disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts; the extent we are able to maintain pricing with our customers at renewal; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales for our solutions; and other risk and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Investor Relations Contact
866.319.7659
investors@covisint.com

Media Contact
Brad Schechter
Vice President, Marketing, Covisint
248.483.2097
bschecht@covisint.com

For Sales and Marketing Information
Covisint Corporation, 26533 Evergreen Road, Suite 500, Southfield, MI 48076, 800-229-4125
http://www.covisint.com

COVISINT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)
(Unaudited)

	September 30, 2015	March 31, 2015
ASSETS
CURRENT ASSETS:
Cash	$41,695	$50,077
Accounts receivable, net	12,595	15,348
Deferred tax asset, net	13	16
Prepaid expenses	2,710	3,160
Other current assets	2,345	4,209
Total current assets	59,358	72,810
PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	9,190	8,809
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	10,363	10,646
OTHER:
Goodwill	25,385	25,385
Deferred costs	889	1,736
Deferred tax asset, net	1,457	1,528
Other assets	434	928
Total other assets	28,165	29,577
TOTAL ASSETS	$107,076	$121,842
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,118	$7,703
Accrued commissions	1,907	3,286
Deferred revenue	16,770	18,029
Accrued expenses	2,987	3,344
Deferred tax liability, net	1,564	1,597
Total current liabilities	29,346	33,959
DEFERRED REVENUE	2,190	3,914
ACCRUED LIABILITIES AND OTHER	2,687	2,622
Total liabilities	34,223	40,495
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
Common Stock	—	—
Additional paid-in capital	159,304	157,004
Retained deficit	(86,345)	(75,633)
Accumulated other comprehensive loss	(106)	(24)
Total shareholders' equity	72,853	81,347
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$107,076	$121,842

COVISINT CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
REVENUE	$18,393	$21,735	$36,875	$43,322
COST OF REVENUE	8,469	14,326	18,246	29,592
GROSS PROFIT	9,924	7,409	18,629	13,730
	54%	34%	51%	32%
OPERATING EXPENSES:
Research and development	3,127	2,583	6,790	5,699
Sales and marketing	7,183	8,003	14,659	17,775
General and administrative	3,730	4,111	7,817	9,657
Total operating expenses	14,040	14,697	29,266	33,131
OPERATING LOSS	(4,116)	(7,288)	(10,637)	(19,401)
Other income (expense)	(33)	17	(31)	39
LOSS BEFORE INCOME TAXES	(4,149)	(7,271)	(10,668)	(19,362)
INCOME TAX PROVISION (BENEFIT)	(23)	33	44	58
NET LOSS	($4,126)	($7,304)	($10,712)	($19,420)

DILUTED EPS COMPUTATION
Numerator: Net loss	($4,126)	($7,304)	($10,712)	($19,420)
Denominator:
Weighted-average common shares outstanding	39,346	37,972	39,203	37,730
Dilutive effect of stock awards	—	—	—	—
Total shares	39,346	37,972	39,203	37,730
Diluted EPS	($0.10)	($0.19)	($0.27)	($0.51)

COVISINT CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
REVENUE	$18,393	$21,735	$36,875	$43,322
COST OF REVENUE	7,542	12,526	16,385	25,633
GROSS PROFIT	10,851	9,209	20,490	17,689
	59%	42%	56%	41%
OPERATING EXPENSES:
Research and development	4,225	3,194	8,262	7,034
Sales and marketing	6,951	7,585	14,318	16,612
General and administrative	3,339	3,294	6,442	7,408
Total operating expenses	14,515	14,073	29,022	31,054
OPERATING LOSS	(3,664)	(4,864)	(8,532)	(13,365)
Other income (expense)	(33)	17	(31)	39
LOSS BEFORE INCOME TAXES	(3,697)	(4,847)	(8,563)	(13,326)
INCOME TAX PROVISION (BENEFIT)	(23)	33	44	58
NET LOSS	($3,674)	($4,880)	($8,607)	($13,384)

DILUTED EPS COMPUTATION
Numerator: Net loss	($3,674)	($4,880)	($8,607)	($13,384)
Denominator:
Weighted-average common shares outstanding	39,346	37,972	39,203	37,730
Dilutive effect of stock awards
Total shares	39,346	37,972	39,203	37,730
Diluted EPS	($0.09)	($0.13)	($0.22)	($0.35)

COVISINT CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
Gross profit	$9,924	$7,409	$18,629	$13,730
Gross profit %	54%	34%	51%	32%
Adjustments:
Stock compensation expense—cost of revenue	22	69	52	584
% of total revenue	—%	—%	—%	1%
Cost of revenue—amortization of capitalized software	905	1,731	1,809	3,375
% of total revenue	5%	8%	5%	8%
Adjusted gross profit	$10,851	$9,209	$20,490	$17,689
Adjusted gross profit %	59%	42%	56%	41%

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
Cost of revenue	$8,469	$14,326	$18,246	$29,592
Adjustments:
Stock compensation expense	22	69	52	584
Cost of revenue - amortization of capitalized software	905	1,731	1,809	3,375

Cost of revenue, non-GAAP	$7,542	$12,526	$16,385	$25,633

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
Research and development	$3,127	$2,583	$6,790	$5,699
Adjustments:
Capitalized internal software costs	(1,126)	(639)	(1,526)	(1,429)
Stock compensation expense	28	28	54	94

Research and development, non-GAAP	$4,225	$3,194	$8,262	$7,034

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
Sales and marketing	$7,183	$8,003	$14,659	$17,775
Adjustments:
Stock compensation expense	232	341	341	946
Amortization of customer relationship agreements	—	77	—	217

Sales and marketing, non-GAAP	$6,951	$7,585	$14,318	$16,612

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
General and administrative	$3,730	$4,111	$7,817	$9,657
Adjustments:
Stock compensation expense	391	817	1,375	2,249

General and administrative, non-GAAP	$3,339	$3,294	$6,442	$7,408

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
Net loss	($4,126)	($7,304)	($10,712)	($19,420)
Adjustments:
Capitalized internal software costs	(1,126)	(639)	(1,526)	(1,429)
Stock compensation expense	673	1,255	1,822	3,873
Amortization of capitalized software and other intangibles	905	1,808	1,809	3,592
Net loss, non-GAAP	($3,674)	($4,880)	($8,607)	($13,384)

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
Diluted EPS	($0.10)	($0.19)	($0.27)	($0.51)
Adjustments:
Capitalized internal software costs	(0.03)	(0.02)	(0.04)	(0.04)
Stock compensation expense	0.02	0.03	0.05	0.10
Amortization of capitalized software and other intangibles	0.02	0.05	0.04	0.10
Diluted EPS, non-GAAP	($0.09)	($0.13)	($0.22)	($0.35)

COVISINT CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In Thousands)
(Unaudited)

	SIX MONTHS ENDED SEPTEMBER 30,
	2015	2014
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	($10,712)	($19,420)
Adjustments to reconcile net loss to cash provided by (used in) operations:
Depreciation and amortization	3,497	4,687
Deferred income taxes	48	(56)
Stock award compensation	1,822	3,874
Other	5	—
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	2,723	2,168
Other assets	3,658	1,984
Accounts payable and accrued expenses	(1,625)	2,207
Deferred revenue	(2,986)	(5,747)
Net cash (used in) operating activities	(3,570)	(10,303)
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(3,451)	(1,873)
Capitalized software	(1,526)	(1,429)
Proceeds from asset disposals	29	—
Net cash (used in) investing activities	(4,948)	(3,302)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Cash payments from former parent company	—	16,347
Cash payments to former parent company	—	(9,247)
Vendor financing payments	(369)	—
Net proceeds from exercise of stock awards	486	1,184
Net cash provided by financing activities	117	8,284
EFFECT OF EXCHANGE RATE CHANGES ON CASH	19	(47)
NET CHANGE IN CASH	(8,382)	(5,368)
CASH AT BEGINNING OF PERIOD	50,077	49,536
CASH AT END OF PERIOD	$41,695	$44,168